SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.)

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                         CATAWBA VALLEY BANCSHARES,INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                         CATAWBA VALLEY BANCSHARES, INC.
                            1039 SECOND STREET, N.E.
                          HICKORY, NORTH CAROLINA 28601

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------


                          TO BE HELD ON APRIL 25, 2000




         Catawba Valley Bancshares, Inc. will hold its annual meeting of shareholders at the offices of J. C. Bradford & Co., 400 Second Avenue, N. W., Hickory, North Carolina, at 2:00 p.m. local time on April 25, 2000, to vote on the following proposals:

         1. To elect three members of the Board of Directors for three year terms.

         2. To ratify the appointment of Dixon Odom PLLC as Catawba Valley Bancshares' independent accountants for 2000.

         3. Any other matters that properly come before the annual meeting, or any adjournments or postponements of the annual meeting.

         Record holders of Catawba Valley Bancshares' Common Stock at the close of business on February 29, 2000, will receive notice of and may vote at the annual meeting, including any adjournments or postponements. Your Board of Directors cordially invites you to attend the annual meeting.

         PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE MATTERS THAT YOU WILL VOTE ON AT THE ANNUAL MEETING.

                                            By Order of the Board of Directors
                                            /s/Carole F. Teague Secretary
                                            Carole F. Teague, Secretary


Hickory, North Carolina
March 15, 2000

                         CATAWBA VALLEY BANCSHARES, INC.
                            1039 SECOND STREET, N.E.
                          HICKORY, NORTH CAROLINA 28601

                                 PROXY STATEMENT

                    MAILING DATE: ON OR ABOUT MARCH 15, 2000

                         ------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                         ------------------------------

                            TO BE HELD APRIL 25, 2000


GENERAL

         This Proxy Statement is being furnished to the shareholders of Catawba Valley Bancshares, Inc. ("Bancshares") in connection with the solicitation by the Board of Directors of Bancshares of proxies for use at its annual meeting of Shareholders. The purposes of Bancshares' annual meeting are to consider and vote on (a) election of three directors for three year terms; and (b) ratification of the appointment of Dixon Odom PLLC as Bancshares' independent accountants for 2000.

         The principal executive office of Bancshares is located at 1039 Second Street, N.E., Hickory, North Carolina 28601. Its telephone number is (828) 431-2300.

         This Proxy Statement is first being mailed to shareholders on or about March 15, 2000.

RECORD DATE; VOTING RIGHTS

         Shareholders of record at the close of business on February 29, 2000 (the "Record Date") are entitled to vote at the annual meeting, or at any adjournment or postponement. As of the Record Date, there were 1,495,351 shares of Common Stock outstanding and entitled to vote held of record by approximately 1,770 persons. Each share of Common Stock entitles the holder to one vote on each matter submitted to a vote at the meeting. Pursuant to Bancshares' Bylaws, a majority of the votes entitled to be cast by holders of Common Stock, represented in person or by proxy, will constitute a quorum for the transaction of business at the meeting. In accordance with North Carolina law, shareholders will not be permitted to vote cumulatively in the election of directors.

         In the case of Proposal 1 below, the three directors receiving the greatest number of votes shall be elected. In the case of Proposal 2 below, for such a proposal to be approved, the number of votes cast for approval must exceed the number of votes cast against approval. Broker non-votes and abstentions are not treated as votes cast and therefore will not have any effect on the vote for either Proposal.

         The executive officers and directors of Bancshares, together with their affiliates, beneficially owned, directly or indirectly, as of December 31, 1999, an aggregate of 447,834 shares of Bancshares' Common Stock (including 137,544 shares subject to outstanding, vested stock options) constituting approximately 27% of the sum of (i) all shares outstanding and entitled to vote on that date plus (ii) shares capable of being issued within 60 days upon the exercise of stock options held by such persons.

SOLICITATION, REVOCATION AND USE OF PROXIES

         A proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BANCSHARES TO COMPLETE, DATE, SIGN, AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage-paid if mailed in the United States.

         You may revoke your proxy at any time before it is actually voted at the annual meeting by delivering written notice of revocation to the Secretary of Bancshares, Carole F. Teague, 1039 Second Street, N.E., Hickory, NC 28601, by submitting a subsequently dated proxy, or by attending the annual meeting and withdrawing the proxy. Each unrevoked proxy card properly executed and received prior to the close of voting at the annual meeting will be voted as indicated. Where specific instructions are not indicated, the proxy will be voted "FOR" each of the Proposals listed in the notice of the meeting.

EXPENSES OF SOLICITATION

         The expense of preparing, printing and mailing this Proxy Statement will be paid by Bancshares. In addition to the use of the mails, proxies may be solicited personally or by telephone by regular employees of Bancshares and Catawba Valley Bank without additional compensation. Bancshares will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to the beneficial owners of Bancshares Common Stock.

AUTHORIZATION TO VOTE ON ADJOURNMENT AND OTHER MATTERS

         By signing a proxy, shareholders will be authorizing the proxyholders to vote in their discretion regarding any procedural motions which may come before the annual meeting. For example, this authority could be used to adjourn the annual meeting if Bancshares believes it is desirable to do so. Adjournment or other procedural matters could be used to obtain more time before a vote is taken in order to solicit additional proxies or to provide additional information to shareholders. However, proxies voted against the Proposals will not be used to adjourn the annual meeting. Bancshares does not have any plans to adjourn the meeting at this time, but intends to do so, if needed, to promote shareholder interests.

BENEFICIAL OWNERSHIP OF VOTING SECURITIES

         As of December 31, 1999, the only shareholder known by Bancshares to own more than 5% of Bancshares' Common Stock was Wade E. Moose, Hickory, North Carolina, who owned, to the best knowledge of Bancshares, 87,782 shares of Common Stock (5.9% of the total shares outstanding.)

         As of December 31, 1999, the beneficial ownership of Bancshares Common Stock by directors individually, and by directors and executive officers as a group, was as follows:

                                         AMOUNT AND
                                          NATURE OF            PERCENT
              NAME OF                     BENEFICIAL             OF
          BENEFICIAL OWNER              OWNERSHIP(1)(3)       CLASS (2)
          ----------------              ---------------       ---------

R. Steve Aaron                              58,547               3.4%
Hal F. Huffman, Jr.                         35,434               2.2%
Robert P. Huntley                           38,581               2.4%
W. Steve Ikerd                              72,356               4.4%
Robert T. King                              31,052               2.0%
Pat M. Moss                                 22,886               .20%
Cloyd Hugh Propst, Jr.                      46,031               2.8%
Howard L. Pruitt                            35,453               2.2%
William R. Sigmon, Jr.                      36,058               2.2%
All Directors and Executive
Officers as a group
(11 persons).                               433,478             26.6%

         (1) Except as otherwise noted, to the best knowledge of Bancshares' management, the above individuals and group exercise sole voting and investment power with respect to all shares shown as beneficially owned other than the following shares as to which such powers are shared: W. Steve Ikerd - 12,479 shares; Pat M. Moss - 3,300 shares; R. Steve Aaron - 15,015 shares; Cloyd Hugh Propst, Jr. - 12,380 shares; and Robert P. Huntley - 7,137 shares.

         (2) The calculation of the percentage of class beneficially owned by each individual and the group is based on a total of 1,632,070 outstanding shares of Common Stock which equal the sum of (i) 1,495,351 shares outstanding as of December 31, 1999, plus (ii) 136,719 which is the number of shares capable of being issued to directors and executive officers within 60 days upon the exercise of vested stock options.

         (3) Included are exercisable options to purchase an aggregate of 137,544 shares (115,544 vested options held by non-officer directors and 22,000 vested options held by executive officers.)

REQUIRED REPORTS OF BENEFICIAL OWNERSHIP

         Bancshares' directors and executive officers are required to file certain reports with the Securities and Exchange Commission regarding the amount of and changes in their beneficial ownership of Bancshares' Common Stock (including, without limitation, an initial report following the person's election as an officer or director of Bancshares and a report following the end of each month during which there has been a change in a reporting person's beneficial ownership). Based upon a review of copies of reports received by Bancshares, all required reports of directors and executive officers of Bancshares were filed on a timely basis.


                        PROPOSAL 1: ELECTION OF DIRECTORS
                        ---------------------------------

          Bancshares' Bylaws provide that its Board of Directors shall consist of between nine and 18 members, as determined by the Board of Directors or the shareholders, and that the Board shall be divided into three classes approximately equal in number. The Board has set the number of directors at nine. The three directors named below, whose terms expire at the annual meeting, have been renominated to the Board for three-year terms.

                            POSITION(S)   DIRECTOR                      PRINCIPAL OCCUPATION AND
NAME AND AGE                    HELD        SINCE               BUSINESS EXPERIENCE DURING PAST 5 YEARS
-------------                   ----        -----               ---------------------------------------
Robert P. Huntley             Director       1995     Private investor; Executive Vice President, Newton
(62)                                                  Transportation Company, Inc. (trucking company) until March
                                                      1997.
Cloyd Hugh Propst, Jr.        Director       1995     Co-owner, Hickory Sand Co., Inc. (utility contractor).
(50)

Howard L. Pruitt              Director       1995     Secretary, Southwood Furniture Company (furniture
(63)                                                  manufacturer); President, Pruitt Machinery, Inc., 1971-1995
                                                      (woodworking machinery sales).

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE THREE NOMINEES FOR DIRECTOR OF BANCSHARES AS SET FORTH ABOVE.

INCUMBENT DIRECTORS

         Bancshares' current Board of Directors includes the following directors whose terms will continue after the annual meeting. Certain information regarding those directors is set forth in the following table:

                             DIRECTOR                                                                       TERM
NAME AND AGE                   SINCE                 BUSINESS EXPERIENCE DURING PAST 5 YEARS               EXPIRES
-------------                  -----                 ---------------------------------------               -------
R. Steve Aaron                 1995      President and Chief Executive Officer, Catawba Valley Bank         2002
(53)                                     since January 1995; prior to that, Regional Senior Vice
                                         President, Southern National Bank since
                                         1994; prior to that, President, First
                                         Savings Bank.


                                       4

                             DIRECTOR                                                                       TERM
NAME AND AGE                   SINCE                 BUSINESS EXPERIENCE DURING PAST 5 YEARS               EXPIRES
-------------                  -----                 ---------------------------------------               -------

Hal F. Huffman, Jr.            1995      Owner and President, ACE Hardware, Inc.                            2001
(45)

W. Steve Ikerd                 1995      President and Owner, Ikerd Enterprises (real estate                2002
(60)                                     developers).

Robert T. King                 1995      Private investor.                                                  2001
(72)

Pat M. Moss                    1995      Alderwoman, City of Hickory; Private investor; President,          2002
(59)                                     Trehan Corp. (farming operation).

William R. Sigmon, Jr.         1995      Physician and President, Sigmon Radiation Oncology, P.A.           2001
(39)


DIRECTOR  RELATIONSHIPS

         With the exception of Robert P. Huntley who serves as a director of Burke Mills, Inc., a company with a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), no director also is a director of any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of
Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         Bancshares' Board of Directors held 12 regular meetings and one special meeting during 1999. Each director attended 75% or more of the aggregate number of meetings of the Board of Directors and any committees on which he or she served.

         Bancshares' Board of Directors has several standing committees, including an Audit Committee, a Compensation Committee and a Nominating Committee.

         The current members of the Audit Committee are Robert P. Huntley - Chairman, Pat M. Moss, Cloyd H. Propst, Jr. and Hal F. Huffman, Jr. The Audit Committee receives and reviews the annual audit report of Bancshares' independent accountants and the reports of examinations by bank regulatory agencies, and helps to formulate, implement and review Bancshares' and Catawba Valley Bank's internal audit program. The Audit Committee also meets as needed with Bancshares' internal auditor. The committee met four times in 1999.

         The current members of the Compensation Committee are Robert T. King - Chairman, Cloyd H. Propst, Jr. and Howard L. Pruitt. The Compensation committee reviews and approves all personnel salaries and benefits, recommends officer salaries for Board of Director approval, and reviews and makes recommendations to the Board of Directors regarding matters involving personnel policies. The Compensation Committee met one time in 1999.

         The current members of the Nominating Committee are Howard L. Pruitt - Chairman, Hal F. Huffman and William R. Sigmon, Jr. The Nominating Committee recommends nominees to the full Board of Directors for election as directors. The committee met one time during 1999. In making its recommendations to the Board of Directors, the committee will consider candidates recommended by shareholders. Bancshares' Bylaws provide that nominations for director, other than those made by the Nominating Committee, shall be in writing and delivered or mailed to the Secretary of Bancshares not less than 120 days prior to any meeting of shareholders called for the election of directors.

DIRECTOR COMPENSATION

         BOARD FEES. In 1999, each director received $200 for each Board meeting attended and $50 for each committee meeting attended. Board fees for 2000 will be increased to $250 per meeting.

         1998 NONQUALIFIED STOCK OPTION PLAN FOR DIRECTORS. The shareholders of Catawba Valley Bank at the 1998 annual meeting approved the 1998 Nonqualified Stock Option Plan for Directors (the "Nonqualified Option Plan") pursuant to which options covering 105,035 shares of Catawba Valley Bank's Common Stock are available for issuance to members of the Board of Directors and the board of any subsidiary. In connection with the reorganization of Catawba Valley Bank into the holding company form of organization which resulted in the creation of Bancshares, the Nonqualified Stock Option Plan was adopted by Bancshares and options under such plan are now options of Bancshares. In April 1998, each of the eight non-employee directors was granted 8,753 options to purchase shares of the Bank's Common Stock at an exercise price of $14.50, the fair market value of the Common Stock on the date of grant. As a result of the declaration and payment of stock dividends in 1998 and 1999, the number of options and exercise price have been adjusted pursuant to the terms of the Nonqualified Option Plan. Accordingly, seven non-officer directors currently hold options to purchase 14,443 shares, and due to a previous exercise and disposition, one non-officer director holds options to purchase 13,618 shares, all at an exercise price of $8.78. Based on information known to management of Bancshares, the current market price of the Common Stock is $15.00 per share. All options are immediately exercisable for a ten year period from the date of grant and terminate upon such director's resignation or completion of his term without reelection. However, upon retirement from the Board of Directors or upon a director's death, the options granted such director may be exercised within 12 months of such event.

EXECUTIVE OFFICERS

         Set forth below is certain information regarding Bancshares' and Catawba Valley Bank's executive officers.

  NAME                   AGE         POSITION WITH REGISTRANT                     BUSINESS EXPERIENCE

  R. Steve Aaron         52     Director, President and Chief       President and Chief Executive Officer, Catawba
                                Executive Officer, Catawba Valley   Valley Bank since January 1995; prior to that,
                                Bank and Bancshares.                Regional Senior Vice President, Southern
                                                                    National Bank since 1994; prior to that,
                                                                    President, First Savings Bank

  Joe S. Tripp           53     Vice President/Lending, Catawba     Vice President/Lending, Catawba Valley Bank
                                Valley Bank and Bancshares.         since January 1995; prior to that, Senior
                                                                    Retail Banking Officer, First Savings Bank

  Carole F. Teague       41     Vice President/Retail Services,     Vice President/Retail Services, Catawba Valley
                                Catawba Valley Bank; Secretary of   Bank since January 1995; prior to that, Senior
                                Catawba Valley Bank.                Vice President of Retail Services, First
                                                                    Savings Bank

EXECUTIVE COMPENSATION

         Executive officers of Bancshares do not receive any separate compensation for such position. All officers and employees receive compensation only from Catawba Valley Bank. Except for R. Steve Aaron, no current executive officer of Bancshares or Catawba Valley Bank received compensation for 1997, 1998, or 1999 which exceeded $100,000. The compensation information for R. Steve Aaron is disclosed below:

                                                        SUMMARY COMPENSATION TABLE

                                        Annual Compensation (1)                    Long Term Compensation
                                        -----------------------                    ----------------------


                                                                    AWARDS                   PAYOUTS
                                                                    ------                   -------
                                                                          Securities
Name and                                                     Restricted   Underlying
Principal                                    Other Annual      Stock       Options/    LTIP       All Other
Position          Year    Salary    Bonus   Compensation (1)  Award(s)       SARS      Payouts  Compensation(2)
--------          ----    ------    -----   ----------------  --------       -----     -------  ---------------
R.  Steve         1999   $125,000  $20,080       -0-            -0-           -0-        -0-       $9,900
Aaron,
President and     1998   $90,000   $10,080       -0-            -0-          5,000       -0-       $7,806
Chief Executive
Officer           1997   $75,000     -0-         -0-            -0-           -0-        -0-       $6,900


         (1) Perquisites and personal benefits awarded to R. Steve Aaron did not exceed 10% of the total annual salary and bonus in any year reported.

         (2) The amounts disclosed represent annual contributions in 1999, 1998, and 1997, of $7,500, $5,400 and $4,500, respectively, made by Catawba Valley Bank on behalf of R. Steve Aaron to match pre-tax elective deferral contributions (included under salary) made by R. Steve Aaron under Section 401(k) of the Internal Revenue Code of 1986, as amended, and directors' fees paid in each of 1999, 1998, and 1997 of $2,400.

         Catawba Valley Bank (the "Bank") has entered into an employment and change of control agreement with R. Steve Aaron (dated January 1, 2000) as its President and Chief Executive Officer to establish his duties and compensation and to provide for his continued employment with the Bank. The employment agreement provides for an initial term of three years with an automatic renewal at the end of the initial term and on each anniversary thereafter for an additional one year term unless notified prior thereto in accordance with the employment agreement. The employment agreement provides for an annual base salary of $125,000, and for discretionary bonuses and participation in other pension and profit-sharing retirement plans maintained by the Bank on behalf of its employees, as well as fringe benefits normally associated with Mr. Aaron's position or made available to all other employees. The employment agreement provides that Mr. Aaron may be terminated for "cause" as defined in the employment agreement, and that the employment agreement may otherwise be terminated, in some cases with certain financial consequences incurred, by the Bank or by Mr. Aaron. The employment agreement provides that should the Bank terminate the employment agreement other than for cause or disability within 12 months after a "change in control", or should Mr. Aaron terminate the agreement within such 12 months during which his compensation or responsibilities have been reduced, or his workplace location has been moved more than 35 miles from Hickory, North Carolina, then he shall receive a lump sum equal to 299% of his average annual salary and cash bonus, and be covered by on the Bank's medical and disability programs throughout the remaining term of the agreement. A "Change of Control" shall be deemed to have occurred upon any person becoming the beneficial owner or otherwise acquiring control, directly or indirectly, of securities of the Bank representing twenty-five percent (25%) or more of the voting power of the Bank's then outstanding securities; (ii) the acquisition by any Person in any manner of the ability to elect, or to control the election, of a majority of the directors of the Bank; (iii) the merger of the Bank into another entity, the merger of any entity into the Bank or the acquisition of assets by the Bank, in any such case with the result that the beneficial owners of the Bank's outstanding securities immediately prior to such transaction do not beneficially own more than sixty percent (60%) of the Bank's outstanding securities after the consummation of such transaction; (iv) the sale or other transfer of more than fifty percent (50%) of the assets of the Bank to any entity not controlled by the Bank; (v) the consummation of any transaction by the Bank that results (A) in the majority of the Board after the consummation of such transaction not being composed of Incumbent Directors, or (B) the beneficial owners of the Bank's outstanding securities immediately prior to the consummation of such transaction not beneficially owning more than sixty percent (60%) of the Bank's outstanding securities after such transaction; or (vi) the occurrence of any other event or circumstance which the Board determines affects control of the Bank. The term "Incumbent Director" shall mean any director who as of the execution of the employment agreement was a member of the Board, or any individual becoming a member of the Board subsequent to such execution whose election by the Bank shareholders was recommended by at least two-thirds (2/3) of the then Incumbent Directors on the Board. The employment agreement also contains a covenant not to compete for one year after termination which prohibits Mr. Aaron, without the consent of the Bank, from being connected with any business located in any county where the Bank or its subsidiaries have offices and which competes with the Bank or its subsidiaries. Such covenant shall not apply in the event that Mr. Aaron is terminated by the Bank without cause.

STOCK OPTIONS

         The following table sets forth information with regard to stock options granted under Catawba Valley Bank's 1997 Incentive Stock Option Plan which, upon the organization of Bancshares, was adopted as the Incentive Stock Option Plan of Bancshares. No options were granted during the fiscal year ended December 31, 1999.


                   AGGREGATED OPTION EXERCISES IN FISCAL 1999
                        AND FISCAL YEAR END OPTION VALUES

                                                          NUMBER OF SECURITIES
                                                         UNDERLINING UNEXERCISED           VALUE OF UNEXERCISED
                                                               OPTIONS AT                 IN-THE-MONEY OPTIONS AT
                                                             FISCAL YEAR END                  FISCAL YEAR END
                                                             ---------------                  ---------------
                        SHARES
                     ACQUIRED ON         VALUE
NAME                   EXERCISE        REALIZED       EXERCISABLE     UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                   --------        --------       -----------     -------------    -----------    -------------
R. Steve Aaron          7,500          $107,475          5,500           13,750          $36,561         $76,160


         401(K) SAVINGS PLAN. Catawba Valley Bank has adopted a tax-qualified savings plan (the "Savings Plan") which covers all current full-time employees and any new full-time employees who have been employed by Catawba Valley Bank for six months. Under the Savings Plan, a participating employee may contribute up to 16% of his or her base salary on a tax-deferred basis through salary reduction as permitted under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). Catawba Valley Bank contributes an amount equal to 100% of the first 6% of pre-tax salary contributed by each participant and may make additional discretionary profit sharing contributions to the Savings Plan on behalf of all participants. Such discretionary profit sharing contributions may not exceed 6% of the aggregate of the pre-tax base salaries of all participants in the Savings Plan and are allocated among all participants on the basis of the participant's age and level of compensation. Amounts deferred above the first 6% of salary are not matched by Catawba Valley Bank. A participant's contributions and Catawba Valley Bank's matching and profit sharing contributions under the Savings Plan will be held in trust accounts for the benefit of participants. A participant is at all times 100% vested with respect to his or her own contributions under the Savings Plan, and becomes 100% vested in the account for Catawba Valley Bank's matching and profit sharing contributions after completing five years of service with Catawba Valley Bank. The value of a participant's accounts under the Savings Plan becomes payable to him or her in full upon retirement, total or permanent disability or termination of employment for any other reason, or becomes payable to a designated beneficiary upon a participant's death. The Savings Plan also will contain provisions for withdrawals in the event of certain hardships. A participant's contributions, vested matching and profit sharing contributions of Catawba Valley Bank, and any income accrued on such contributions, are not subject to federal or state taxes until such time as they are withdrawn by the participant.

INDEBTEDNESS AND TRANSACTIONS OF MANAGEMENT

         Catawba Valley Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of its current directors, nominees for director, executive officers and their associates. All loans included in such transactions were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time such loans were made for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.


           PROPOSAL 2: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
           ----------------------------------------------------------

         The Board of Directors has appointed the firm of Dixon Odom PLLC, Certified Public Accountants, as Bancshares' and Catawba Valley Bank's independent public accountants for 2000. A representative of Dixon Odom PLLC is expected to be present at the annual meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he desires to do so.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF DIXON ODOM PLLC AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF BANCSHARES AND CATAWBA VALLEY BANK.


                                  OTHER MATTERS

         The Board of Directors knows of no other business that will be brought before the annual meeting. Should other matters properly come before the annual meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters.


                        PROPOSALS FOR 2001 ANNUAL MEETING

         It is anticipated that the 2001 Annual Meeting will be held on a date during April 2001. Any proposal of a shareholder which is intended to be presented at the 2001 annual meeting must be received by Bancshares at its main office in Hickory, North Carolina no later than November 15, 2000 in order that any such proposal be timely received for inclusion in the proxy statement and appointment of proxy to be issued in connection with that meeting.


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

                             ADDITIONAL INFORMATION

         BANCSHARES' 1999 ANNUAL REPORT ON FORM 10-KSB WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OR BEFORE MARCH 30, 2000. A COPY OF THAT REPORT WILL BE PROVIDED WITHOUT CHARGE UPON THE WRITTEN REQUEST OF ANY SHAREHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING. REQUESTS FOR COPIES SHOULD BE DIRECTED TO CAROLE F. TEAGUE, SECRETARY, CATAWBA VALLEY BANCSHARES, INC., POST OFFICE BOX 2328, HICKORY, NORTH CAROLINA 28603.




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

                         CATAWBA VALLEY BANCSHARES, INC.
                            1039 SECOND STREET, N.E.
                          HICKORY, NORTH CAROLINA 28601


                              APPOINTMENT OF PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS


         The undersigned hereby appoints R. Steve Aaron, Joe S. Tripp and Carole
F. Teague, or any of them, as attorneys and proxies, with full power of substitution, to vote all shares of the common stock of Catawba Valley Bancshares, Inc. ("Bancshares") held of record by the undersigned on February 29, 2000, at the Annual Meeting of Shareholders of Bancshares to be held at the Conference Room, J. C. Bradford & Co., 400 Second Avenue, N. W., Hickory, North Carolina, at 2:00 p.m. on April 25, 2000, and at any adjournments thereof. The undersigned hereby directs that the shares represented by this appointment of proxy be voted as follows on the proposals listed below:

1. ELECTION OF DIRECTORS: Proposal to elect three directors of Bancshares for three-year terms indicated below or until their successors are duly elected and qualified.

    [  ] FOR all nominees listed below          [  ] WITHHOLD AUTHORITY to vote
         (except as indicated otherwise              for all nominees listed
         below).                                     below.


    NOMINEES:       Robert P. Huntley
                    Cloyd H. Propst, Jr.
                    Howard L. Pruitt


    INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line below.

    ------------------------------------------------------------------------


2. RATIFICATION OF INDEPENDENT ACCOUNTANTS: Proposal to ratify the appointment of Dixon Odom PLLC as Bancshares' independent accountants for 2000.

    [  ] FOR                     [  ] AGAINST                 [  ] ABSTAIN



3. OTHER BUSINESS: On such other matters as may properly come before the Annual Meeting, the proxies are authorized to vote the shares represented by this appointment of proxy in accordance with their best judgment.


                 PLEASE DATE AND SIGN THIS APPOINTMENT OF PROXY
        ON THE REVERSE SIDE AND RETURN TO CATAWBA VALLEY BANCSHARES, INC.


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

         THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1 BY CASTING AN EQUAL NUMBER OF VOTES FOR EACH SUCH NOMINEE, AND FOR PROPOSAL 2. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY NOMINEE LISTED IN PROPOSAL 1 HAS BECOME UNAVAILABLE FOR ANY REASON, THE PROXIES ARE AUTHORIZED TO VOTE FOR A SUBSTITUTE NOMINEE. THIS APPOINTMENT OF PROXY MAY BE REVOKED BY THE HOLDER OF THE SHARES TO WHICH IT RELATES AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF BANCSHARES A WRITTEN INSTRUMENT REVOKING IT OR A DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE OR BY ATTENDING THE ANNUAL MEETING AND ANNOUNCING HIS OR HER INTENTION TO VOTE IN PERSON.



                                    Dated: _____________________________, 2000


                                    ----------------------------------------
                                    Signature


                                    ----------------------------------------
                                    Signature if held jointly

                                    Instruction: Please sign above exactly
                                    as your name appears on this appointment of proxy. Joint owners of shares should both sign. Fiduciaries or other persons signing in a representative capacity should indicate the capacity in which they are signing.



         IMPORTANT: TO INSURE THAT A QUORUM IS PRESENT, PLEASE SEND IN YOUR APPOINTMENT OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. EVEN IF YOU SEND IN YOUR APPOINTMENT OF PROXY, YOU WILL BE ABLE TO VOTE IN PERSON AT THE MEETING IF YOU SO DESIRE.

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